                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 3, 2003


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

     On February 3, 2003, American International Group, Inc. issued a press release announcing that an addition to general insurance loss reserves will result in a net after tax charge of $1.8 billion in the fourth quarter of 2002. A copy of the press release and supporting materials are attached as Exhibit
99.1 to this Form 8-K.

     The text of the press release and the supporting materials are being furnished and are not filed pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: February 3, 2003               By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name: Kathleen E. Shannon
                                        Title: Vice President and Secretary

                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1 Press Release of American International Group, Inc. dated February 3, 2003 and supporting materials.